MERRILL LYNCH
                                                              MICHIGAN
                                                              MUNICIPAL
                                                              BOND FUND

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              January 31, 2000

Merrill Lynch Michigan Municipal Bond Fund                      January 31, 2000

DEAR SHAREHOLDER

The Municipal Market Environment

During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond maturities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion-$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point

Merrill Lynch Michigan Municipal Bond Fund                      January 31, 2000

rise in US Treasury bond yields seen thus far could negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

For most of the six months ended January 31, 2000, we have sought to enhance the Fund's dividend structure as well as to help protect the Fund's assets from price declines associated with rising bond yields. Consequently, we maintained the Fund's fully invested position and concentrated on purchasing securities that offered the least sensitivity to changes in interest rates. However, the relative scarcity of municipal bond issuance in Michigan in recent months hindered our attempts to adopt a more neutral portfolio structure. For example, in January, less than $80 million in long-term tax-exempt securities were issued by Michigan municipalities, a decline of more than 70% compared to January 1999 levels. Consequently, any opportunities to affect a significant change in the Fund's portfolio composition were limited.

Looking ahead, we intend to remain fully invested in an effort to enhance shareholder income. Given the recent increases in short-term interest rates by the Federal Reserve Board, as well as those expected in the near future, we anticipate that economic growth in 2000 should be somewhat slower than in 1999. We expect tax-exempt bond yields to remain in their present range until the impact of the recent moves taken by the Federal Reserve Board can be more fully established. As Michigan issuance increases in the coming months, we look to purchase higher-couponed issues whenever they become available at attractive price levels. These issues should provide the Fund with a high level of coupon income.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Michigan Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

March 7, 2000

Merrill Lynch Michigan Municipal Bond Fund                      January 31, 2000

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains dis tributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to share holders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results*

                                                                          6 Month        12 Month      Since Inception  Standardized
As of January 31, 2000                                                 Total Return    Total Return     Total Return    30-Day Yield
====================================================================================================================================
ML Michigan Municipal Bond Fund Class A Shares                           -5.51%           -8.22%           +31.14%         5.06%
------------------------------------------------------------------------------------------------------------------------------------
ML Michigan Municipal Bond Fund Class B Shares                           -5.75            -8.68            +26.55          4.76
------------------------------------------------------------------------------------------------------------------------------------
ML Michigan Municipal Bond Fund Class C Shares                           -5.80            -8.77            +22.26          4.66
------------------------------------------------------------------------------------------------------------------------------------
ML Michigan Municipal Bond Fund Class D Shares                           -5.66            -8.32            +25.50          4.95
====================================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 1/29/93 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Michigan Municipal Bond Fund                      January 31, 2000

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                            % Return Without      % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/99                             -6.13%               -9.89%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                       +5.25                +4.39
--------------------------------------------------------------------------------
Inception (1/29/93)
through 12/31/99                                +4.18                +3.57
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                % Return            % Return
                                              Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/99                              -6.61%             -10.18%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                        +4.72              + 4.72
--------------------------------------------------------------------------------
Inception (1/29/93)
through 12/31/99                                 +3.65              + 3.65
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return            % Return
                                              Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/99                              -6.70%              -7.60%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                        +4.61               +4.61
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/99                                 +4.20               +4.20
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                            % Return Without      % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/99                              -6.14%              -9.89%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                        +5.15               +4.29
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/99                                 +4.74               +3.92
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Robert R. Martin, Trustee of Merrill Lynch Michigan Municipal Bond Fund has recently retired. The Fund's Board of Trustees wishes Mr. Martin well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Merrill Lynch Michigan Municipal Bond Fund                      January 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's     Face
Ratings   Ratings    Amount                                           Issue                                                  Value
------------------------------------------------------------------------------------------------------------------------------------
 Michigan -- 97.4%
------------------------------------------------------------------------------------------------------------------------------------
AA+       Aa2        $1,000    Breitung Township, Michigan, School District, GO, Refunding, 6.30% due 5/01/2019             $ 1,010
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,575    Detroit, Michigan, City School District, GO, Series B, 5% due 5/01/2021 (c)                    2,175
------------------------------------------------------------------------------------------------------------------------------------
A+        A3          1,000    Detroit, Michigan, Local Development Finance Authority, Tax Allocation Refunding Bonds,
                               Tax Increment, Senior Series A, 5.375% due 5/01/2021                                             881
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,900    Detroit, Michigan, Water Supply System, Revenue Refunding Bonds, INFLOS,
                               8.106% due 7/01/2022 (c)(e)                                                                    2,980
------------------------------------------------------------------------------------------------------------------------------------
                               Eastern Michigan University, Revenue Refunding Bonds (d):
AAA       Aaa         1,025      6% due 6/01/2020                                                                             1,017
AAA       Aaa         1,000      6% due 6/01/2024                                                                               984
------------------------------------------------------------------------------------------------------------------------------------
A1+       VMIG1+      1,100    Grand Rapids, Michigan, Water Supply Revenue Refunding Bonds, VRDN,
                               3.10% due 1/01/2020 (a)(c)                                                                     1,100
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa           970    Grand Traverse County, Michigan, Hospital Revenue Refunding Bonds (Munson Healthcare),
                               Series A, 6.25% due 7/01/2022 (d)                                                                970
------------------------------------------------------------------------------------------------------------------------------------
AA+       Aa2         2,500    Haslett, Michigan, Public School District, GO, Refunding, 6.625% due 5/01/2019 (h)             2,572
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue Refunding and
                               Improvement Bonds (Bronson Methodist Hospital), Series A, 6.375% due 5/15/2017 (b)             2,125
------------------------------------------------------------------------------------------------------------------------------------
                               Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue Refunding
                               Bonds (Bronson Methodist Hospital) (b):
NR*       Aaa         1,340      5.25% due 5/15/2018                                                                          1,183
NR*       Aaa         1,500      RIB, Series 138, 7.42% due 5/15/2028 (e)                                                     1,151
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Lincoln, Michigan, Consolidated School District, GO, 5% due 5/01/2028 (f)                        823
------------------------------------------------------------------------------------------------------------------------------------
AAA       VMIG1+        300    Michigan Higher Education Student Loan Authority, Student Loan Revenue Bonds, VRDN,
                               AMT, Series XII-D, 3.25% due 10/01/2015 (a)(d)                                                   300
------------------------------------------------------------------------------------------------------------------------------------
                               Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series A:
AAA       Aaa         1,000      AMT, 5.625% due 10/01/2010 (d)                                                                 983
AA-       NR*         1,895      6.60% due 4/01/2012                                                                          1,973
------------------------------------------------------------------------------------------------------------------------------------
AA+       NR*            65    Michigan State, HDA, Revenue Bonds, Series A, 6.50% due 12/01/2017                                66
------------------------------------------------------------------------------------------------------------------------------------
                               Michigan State, HDA, Revenue Refunding Bonds, AMT (g):
AA+       NR*         1,000      Series B, 6.20% due 6/01/2027                                                                  997
AA+       NR*         1,795      Series D, 6.85% due 6/01/2026                                                                1,836
------------------------------------------------------------------------------------------------------------------------------------
                               Michigan State, Hospital Finance Authority, Revenue Refunding Bonds, Series A:
AAA       Aaa         1,000      (Ascension Health Credit), 6.125% due 11/15/2023 (b)                                           983
AA        Aa2         2,500      (Ascension Health Credit), 6.125% due 11/15/2026                                             2,391
NR*       A1          1,500      (McLaren Health Care Corp.), 5% due 6/01/2028                                                1,124
AAA       Aaa         1,000      (Mercy Mount Clemens), 6% due 5/15/2014 (b)                                                  1,002
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Michigan Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
GO        General Obligation Bonds
HDA       Housing Development Authority
INFLOS    Inverse Floating Rate Municipal Bonds
RIB       Residual Interest Bonds
VRDN      Variable Rate Demand Notes

Merrill Lynch Michigan Municipal Bond Fund                      January 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's     Face
Ratings   Ratings    Amount                                           Issue                                                  Value
------------------------------------------------------------------------------------------------------------------------------------
 Michigan (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                               Michigan State Strategic Fund, Limited Obligation Revenue Bonds:
A1+       P1         $  300      VRDN, Reserve 1, 3.60% due 9/01/2030 (a)                                                   $   300
BBB       Ba1         1,000      (Waste Management Inc. Project), AMT, 6.625% due 12/01/2012                                    960
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Michigan State Trunk Line, Revenue Refunding Bonds, Series A, 5% due 11/01/2026 (b)            1,654
------------------------------------------------------------------------------------------------------------------------------------
                               Muskegon Heights, Michigan, Public Schools, GO (b):
AAA       Aaa         3,390      5% due 5/01/2024                                                                             2,831
AAA       Aaa         1,000      5% due 5/01/2029                                                                               820
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Ravenna, Michigan, Public Schools, GO, 5.25% due 5/01/2024 (c)                                 1,743
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,235    Richmond, Michigan, Community School District, GO, Refunding, 4.75% due 5/01/2022 (c)          2,606
------------------------------------------------------------------------------------------------------------------------------------
AA        VMIG1+      1,000    Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds (William
                               Beaumont Hospital), VRDN, Series L, 3.60% due 1/01/2027 (a)                                    1,000
------------------------------------------------------------------------------------------------------------------------------------
AA        Aa3         1,785    Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds (Beaumont Properties,
                               Inc.), Series E, 6.625% due 1/01/2019                                                          1,820
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,300    Saint Clair County, Michigan, Economic Revenue Refunding Bonds (Detroit Edison Co.
                               Project), Series AA, 6.40% due 8/01/2024 (d)                                                   2,345
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    Southgate, Michigan, Community School District, GO, 5% due 5/01/2025 (c)                       1,248
------------------------------------------------------------------------------------------------------------------------------------
A1+       VMIG1+      1,100    University of Michigan, University Hospital Revenue Bonds, VRDN, Series A,
                               3.60% due 12/01/2027 (a)                                                                       1,100
------------------------------------------------------------------------------------------------------------------------------------
A1+       VMIG1+        300    University of Michigan, University Revenue Bonds (Medical Service Plan), VRDN, Series A,
                               3.60% due 12/01/2027 (a)                                                                         300
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    Warren, Michigan, Water and Sewer Revenue Bonds, 5.25% due 11/01/2026 (f)                      1,297
------------------------------------------------------------------------------------------------------------------------------------
                               Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit Metropolitan -- Wayne
                               County Airport) (b):
AAA       Aaa         1,840      AMT, Series A, 5% due 12/01/2028                                                             1,469
AAA       Aaa         2,185      Series B, 5% due 12/01/2028                                                                  1,782
------------------------------------------------------------------------------------------------------------------------------------
                               Wayne State University, Michigan, University Revenue Refunding Bonds (c):
AAA       Aaa         1,350      5.25% due 11/15/2019                                                                         1,206
AAA       Aaa         3,500      5.125% due 11/15/2029                                                                        2,934
------------------------------------------------------------------------------------------------------------------------------------
 Puerto Rico -- 3.4%
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,225    Puerto Rico Commonwealth, GO, 5.375% due 7/01/2021 (b)                                         2,043
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost -- $63,931) -- 100.8%                                                                                60,084
Variation Margin on Financial Futures Contracts** -- 0.1%                                                                        55
Liabilities in Excess of Other Assets -- (0.9%)                                                                                (536)
                                                                                                                            -------
Net Assets -- 100.0%                                                                                                        $59,603
                                                                                                                            =======
------------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   AMBAC Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(f)   FSA Insured.
(g)   FHA Insured.
(h) All or a portion of security held as collateral in connection with open financial futures contracts.
*     Not Rated.
**    Financial futures contracts sold as of January 31, 2000 were as follows:

      ----------------------------------------------------------------------
                                                              (in Thousands)
      ----------------------------------------------------------------------
      Number of                            Expiration
      Contracts         Issue                 Date                Value
      ----------------------------------------------------------------------
         60       US Treasury Bonds        March 2000            $5,533
      ----------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price -- $5,403)                           $5,533
      ----------------------------------------------------------------------
+     Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Merrill Lynch Michigan Municipal Bond Fund                      January 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2000

Assets:             Investments, at value (identified cost -- $63,931,427)............................                  $60,084,494
                    Cash..............................................................................                       30,882
                    Receivables:
                      Securities sold.................................................................   $2,280,260
                      Interest........................................................................      779,454
                      Variation margin................................................................       55,105
                      Beneficial interest sold........................................................        4,843       3,119,662
                                                                                                         ----------
                    Prepaid expenses and other assets.................................................                        1,319
                                                                                                                        -----------
                    Total assets......................................................................                   63,236,357
                                                                                                                        -----------
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:        Payables:
                      Securities purchased............................................................    3,336,421
                      Beneficial interest redeemed....................................................       92,962
                      Dividends to shareholders.......................................................       55,889
                      Investment adviser..............................................................       26,810
                      Distributor.....................................................................       19,651       3,531,733
                                                                                                         ----------
                    Accrued expenses and other liabilities............................................                      101,920
                                                                                                                        -----------
                    Total liabilities.................................................................                    3,633,653
                                                                                                                        -----------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:         Net assets........................................................................                  $59,602,704
                                                                                                                        ===========
------------------------------------------------------------------------------------------------------------------------------------
Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized.................................................................                  $   107,362
                    Class B Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized.................................................................                      484,514
                    Class C Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized.................................................................                       35,411
                    Class D Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized.................................................................                       25,603
                    Paid-in capital in excess of par..................................................                   66,575,701
                    Accumulated realized capital losses on investments -- net.........................                   (3,648,641)
                    Unrealized depreciation on investments -- net.....................................                   (3,977,246)
                                                                                                                        -----------
                    Net assets........................................................................                  $59,602,704
                                                                                                                        ===========
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:    Class A -- Based on net assets of $9,801,294 and 1,073,624 shares
                    of beneficial interest outstanding................................................                  $      9.13
                                                                                                                        ===========
                    Class B -- Based on net assets of $44,233,052 and 4,845,137 shares
                    of beneficial interest outstanding................................................                  $      9.13
                                                                                                                        ===========
                    Class C -- Based on net assets of $3,232,845 and 354,111 shares
                    of beneficial interest outstanding................................................                  $      9.13
                                                                                                                        ===========
                    Class D -- Based on net assets of $2,335,513 and 256,031 shares
                    of beneficial interest outstanding................................................                  $      9.12
                                                                                                                        ===========
------------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Michigan Municipal Bond Fund                      January 31, 2000

Statement of Operations

                                                                                                            For the Six Months Ended
                                                                                                                    January 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:    Interest and amortization of premium and discount earned...................                       $ 1,970,076
------------------------------------------------------------------------------------------------------------------------------------
Expenses:             Investment advisory fees...................................................      $185,085
                      Account maintenance and distribution fees -- Class B.......................       122,011
                      Professional fees..........................................................        45,123
                      Transfer agent fees -- Class B.............................................        15,953
                      Account maintenance and distribution fees -- Class C.......................        11,147
                      Printing and shareholder reports...........................................         6,730
                      Accounting services........................................................         6,705
                      Registration fees..........................................................         5,509
                      Custodian fees.............................................................         4,484
                      Pricing fees...............................................................         3,868
                      Transfer agent fees -- Class A.............................................         3,112
                      Trustees' fees and expenses................................................         2,868
                      Account maintenance fees -- Class D........................................         1,868
                      Transfer agent fees -- Class C.............................................         1,185
                      Transfer agent fees -- Class D.............................................         1,054
                      Other......................................................................         1,720
                                                                                                       --------
                      Total expenses.............................................................                           418,422
                                                                                                                        -----------
                      Investment income -- net ..................................................                         1,551,654
                                                                                                                        -----------
------------------------------------------------------------------------------------------------------------------------------------
Realized &            Realized loss on investments -- net .......................................                        (1,577,885)
Unrealized Loss on    Change in unrealized appreciation/depreciation on investments -- net.......                        (4,012,026)
Investments -- Net:                                                                                                     -----------
                      Net Decrease in Net Assets Resulting from Operations.......................                       $(4,038,257)
                                                                                                                        ===========
------------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Michigan Municipal Bond Fund                      January 31, 2000

Statements of Changes in Net Assets

                                                                                                         For the Six    For the Year
                                                                                                        Months Ended        Ended
                                                                                                         January 31,      July 31,
Increase (Decrease) in Net Assets:                                                                          2000            1999
------------------------------------------------------------------------------------------------------------------------------------
Operations:             Investment income -- net ..................................................    $  1,551,654     $ 3,205,418
                        Realized gain (loss) on investments -- net ................................      (1,577,885)      1,219,061
                        Change in unrealized appreciation/depreciation on investments -- net.......      (4,012,026)     (4,325,424)
                                                                                                       ------------     -----------
                        Net increase (decrease) in net assets resulting from operations............      (4,038,257)         99,055
                                                                                                       ------------     -----------
------------------------------------------------------------------------------------------------------------------------------------
Dividends to            Investment income -- net:
Shareholders:             Class A..................................................................        (277,264)       (484,014)
                          Class B..................................................................      (1,100,605)     (2,386,410)
                          Class C..................................................................         (81,952)       (144,265)
                          Class D..................................................................         (91,833)       (190,729)
                                                                                                       ------------     -----------
                        Net decrease in net assets resulting from dividends to shareholders........      (1,551,654)     (3,205,418)
                                                                                                       ------------     -----------
------------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest     Net decrease in net assets derived from beneficial interest
Transactions:           transactions...............................................................      (6,712,670)     (5,276,184)
                                                                                                       ------------     -----------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:             Total decrease in net assets...............................................     (12,302,581)     (8,382,547)
                        Beginning of period........................................................      71,905,285      80,287,832
                                                                                                       ------------     -----------
                        End of period..............................................................    $ 59,602,704     $71,905,285
                                                                                                       ============     ===========
------------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Michigan Municipal Bond Fund                      January 31, 2000

Financial Highlights

                                                                                                     Class A
                                                                           ---------------------------------------------------------
                                                                             For the
                                                                           Six Months
The following per share data and ratios have been derived                     Ended              For the Year Ended July 31,
from information provided in the financial statements.                      Jan. 31,    --------------------------------------------
Increase (Decrease) in Net Asset Value:                                       2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of period............     $  9.91    $  10.33     $ 10.34    $  9.92     $  9.85
Operating                                                                    -------    --------     -------    -------     -------
Performance:            Investment income -- net........................         .24         .46         .50        .52         .54
                        Realized and unrealized gain (loss) on
                        investments -- net                                      (.78)       (.42)       (.01)       .42         .07
                                                                             -------    --------     -------    -------     -------
                        Total from investment operations................        (.54)        .04         .49        .94         .61
                                                                             -------    --------     -------    -------     -------
                        Less dividends from investment income -- net....        (.24)       (.46)       (.50)      (.52)       (.54)
                                                                             -------    --------     -------    -------     -------
                        Net asset value, end of period..................     $  9.13    $   9.91     $ 10.33    $ 10.34     $  9.92
                                                                             =======    ========     =======    =======     =======
------------------------------------------------------------------------------------------------------------------------------------
Total Investment        Based on net asset value per share..............      (5.51%)+      .34%       4.84%      9.79%       6.25%
Return:**                                                                    =======    ========     =======    =======     =======
------------------------------------------------------------------------------------------------------------------------------------
Ratios to               Expenses, net of reimbursement..................        .83%*       .93%        .80%       .57%        .49%
Average                                                                      =======    ========     =======    =======     =======
Net Assets:             Expenses........................................        .83%*       .93%        .83%       .80%        .82%
                                                                             =======    ========     =======    =======     =======
                        Investment income -- net.........................      5.01%*      4.51%       4.81%      5.21%       5.35%
                                                                             =======    ========     =======    =======     =======
------------------------------------------------------------------------------------------------------------------------------------
Supplemental            Net assets, end of period (in thousands)........     $ 9,801    $  9,384     $11,762    $11,841     $11,468
Data:                                                                        =======    ========     =======    =======     =======
                        Portfolio turnover..............................      39.82%     129.08%      65.39%     35.09%      69.34%
                                                                             =======    ========     =======    =======     =======
------------------------------------------------------------------------------------------------------------------------------------

       *    Annualized.
      **    Total investment returns exclude the effects of sales charges.
       +    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Michigan Municipal Bond Fund                      January 31, 2000

Financial Highlights (continued)

                                                                                                     Class B
                                                                           ---------------------------------------------------------
                                                                             For the
                                                                           Six Months
The following per share data and ratios have been derived                     Ended              For the Year Ended July 31,
from information provided in the financial statements.                      Jan. 31,    --------------------------------------------
Increase (Decrease) in Net Asset Value:                                       2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of period............     $  9.91    $  10.33     $ 10.34    $  9.92     $  9.85
Operating                                                                    -------    --------     -------    -------     -------
Performance:            Investment income -- net........................         .21         .41         .45        .47         .49
                        Realized and unrealized gain (loss) on
                        investments -- net                                      (.78)       (.42)       (.01)       .42         .07
                                                                             -------    --------     -------    -------     -------
                        Total from investment operations................        (.57)       (.01)        .44        .89         .56
                                                                             -------    --------     -------    -------     -------
                        Less dividends from investment income -- net....        (.21)       (.41)       (.45)      (.47)       (.49)
                                                                             -------    --------     -------    -------     -------
                        Net asset value, end of period..................     $  9.13    $   9.91     $ 10.33    $ 10.34     $  9.92
                                                                             =======    ========     =======    =======     =======
------------------------------------------------------------------------------------------------------------------------------------
Total Investment        Based on net asset value per share..............      (5.75%)+     (.17%)      4.31%      9.23%       5.70%
Return:**                                                                    =======    ========     =======    =======     =======
------------------------------------------------------------------------------------------------------------------------------------
Ratios to               Expenses, net of reimbursement..................       1.34%*      1.44%       1.31%      1.08%       1.00%
Average                                                                      =======    ========     =======    =======     =======
Net Assets:             Expenses........................................       1.34%*      1.44%       1.34%      1.31%       1.33%
                                                                             =======    ========     =======    =======     =======
                        Investment income -- net........................       4.50%*      4.00%       4.30%      4.70%       4.84%
                                                                             =======    ========     =======    =======     =======
------------------------------------------------------------------------------------------------------------------------------------
Supplemental            Net assets, end of period (in thousands)........     $44,233    $ 54,259     $61,918    $65,166     $67,770
Data:                                                                        =======    ========     =======    =======     =======
                        Portfolio turnover..............................      39.82%     129.08%      65.39%     35.09%      69.34%
                                                                             =======    ========     =======    =======     =======
------------------------------------------------------------------------------------------------------------------------------------

       *    Annualized.
      **    Total investment returns exclude the effects of sales charges.
       +    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Michigan Municipal Bond Fund          January 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                     Class C
                                                                           ---------------------------------------------------------
                                                                             For the
                                                                           Six Months
The following per share data and ratios have been derived                     Ended              For the Year Ended July 31,
from information provided in the financial statements.                      Jan. 31,    --------------------------------------------
Increase (Decrease) in Net Asset Value:                                       2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of period............     $  9.91    $  10.32     $ 10.33    $  9.92     $  9.85
Operating                                                                    -------    --------     -------    -------     -------
Performance:            Investment income -- net........................         .21         .40         .43        .46         .48
                        Realized and unrealized gain (loss) on
                        investments -- net                                      (.78)       (.41)       (.01)       .41         .07
                                                                             -------    --------     -------    -------     -------
                        Total from investment operations................        (.57)       (.01)        .42        .87         .55
                                                                             -------    --------     -------    -------     -------
                        Less dividends from investment income -- net....        (.21)       (.40)       (.43)      (.46)       (.48)
                                                                             -------    --------     -------    -------     -------
                        Net asset value, end of period..................     $  9.13    $   9.91     $ 10.32    $ 10.33     $  9.92
                                                                             =======    ========     =======    =======     =======
------------------------------------------------------------------------------------------------------------------------------------
Total Investment        Based on net asset value per share..............      (5.80%) +    (.17%)      4.20%      9.01%       5.59%
Return:**                                                                    =======    ========     =======    =======     =======
------------------------------------------------------------------------------------------------------------------------------------
Ratios to               Expenses, net of reimbursement..................       1.44%*      1.55%       1.42%      1.18%       1.11%
Average                                                                      =======    ========     =======    =======     =======
                        Expenses........................................       1.44%*      1.55%       1.45%      1.41%       1.43%
                                                                             =======    ========     =======    =======     =======
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:             Investment income -- net........................       4.40%*      3.89%       4.18%      4.60%       4.73%
Supplemental                                                                 =======    ========     =======    =======     =======
Data:                   Net assets, end of period (in thousands)........     $ 3,233    $  3,950     $ 2,802    $ 1,319     $ 1,871
                                                                             =======    ========     =======    =======     =======
                        Portfolio turnover..............................      39.82%     129.08%      65.39%     35.09%      69.34%
                                                                             =======    ========     =======    =======     =======
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Class D
                                                                           ---------------------------------------------------------
                                                                             For the
                                                                           Six Months
The following per share data and ratios have been derived                     Ended              For the Year Ended July 31,
from information provided in the financial statements.                      Jan. 31,    --------------------------------------------
Increase (Decrease) in Net Asset Value:                                       2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of period............     $  9.91     $  10.32     $ 10.33    $  9.91    $  9.85
Operating                                                                    -------     --------     -------    -------    -------
Performance:            Investment income -- net........................         .23          .45         .49        .51        .53
                        Realized and unrealized gain (loss) on
                        investments -- net                                      (.79)        (.41)       (.01)       .42        .06
                                                                             -------     --------     -------    -------    -------
                        Total from investment operations................        (.56)         .04         .48        .93        .59
                                                                             -------     --------     -------    -------    -------
                        Less dividends from investment income -- net....        (.23)        (.45)       (.49)      (.51)      (.53)
                                                                             -------     --------     -------    -------    -------
                        Net asset value, end of period..................     $  9.12     $   9.91     $ 10.32    $ 10.33    $  9.91
                                                                             =======     ========     =======    =======    =======
------------------------------------------------------------------------------------------------------------------------------------
Total Investment        Based on net asset value per share..............      (5.66%)+       .34%       4.74%      9.69%      6.04%
Return:**                                                                    =======     ========     =======    =======    =======
------------------------------------------------------------------------------------------------------------------------------------
Ratios to               Expenses, net of reimbursement..................        .93%*       1.04%        .90%       .68%       .59%
Average                                                                      =======     ========     =======    =======    =======
Net Assets:             Expenses........................................        .93%*       1.04%        .93%       .90%       .91%
                                                                             =======     ========     =======    =======    =======
                        Investment income -- net........................       4.90%*       4.40%       4.71%      5.11%      5.24%
                                                                             =======     ========     =======    =======    =======
------------------------------------------------------------------------------------------------------------------------------------
Supplemental            Net assets, end of period (in thousands)........     $ 2,336     $  4,312     $ 3,806    $ 3,494    $ 1,842
Data:                                                                        =======     ========     =======    =======    =======
                        Portfolio turnover..............................      39.82%      129.08%      65.39%     35.09%     69.34%
                                                                             =======     ========     =======    =======    =======
------------------------------------------------------------------------------------------------------------------------------------

       *    Annualized.
      **    Total investment returns exclude the effects of sales charges.
       +    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Michigan Municipal Bond Fund                      January 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Michigan Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Merrill Lynch Michigan Municipal Bond Fund                      January 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                 Account
                                               Maintenance    Distribution
                                                   Fee            Fee
--------------------------------------------------------------------------------
Class B....................................        .25%          .25%
Class C....................................        .25%          .35%
Class D....................................        .10%           --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

--------------------------------------------------------------------------------
                                                    MLFD        MLPF&S
--------------------------------------------------------------------------------
Class D.....................................        $54          $287
--------------------------------------------------------------------------------

For the six months ended January 31, 2000, MLPF&S received contingent deferred sales charges of $30,698 and $280 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2000 were $24,173,460 and $31,408,230, respectively.

Net realized gains (losses) for the six months ended January 31, 2000 and net unrealized losses as of January 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                             Realized         Unrealized
                                           Gains (Losses)       Losses
--------------------------------------------------------------------------------
Long-term investments...................    $(2,128,639)     $(3,846,933)
Financial futures contracts.............        550,754         (130,313)
                                            -----------      -----------
Total...................................    $(1,577,885)     $(3,977,246)
                                            ===========      ===========
--------------------------------------------------------------------------------

As of January 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $3,846,933, of which $484,567 is related to appreciated securities and $4,331,500 is related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $63,931,427.

Merrill Lynch Michigan Municipal Bond Fund                      January 31, 2000

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $6,712,670 and $5,276,184 for the six months ended January 31, 2000 and for the year ended July 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                  Dollar
Ended January 31, 2000                               Shares        Amount
--------------------------------------------------------------------------------
Shares sold.........................                334,938     $ 3,291,305
Shares issued to shareholders
in reinvestment of dividends                         11,564         108,702
                                                   --------     -----------
Total issued........................                346,502       3,400,007
Shares redeemed.....................               (219,664)     (2,078,678)
                                                   --------     -----------
Net increase........................                126,838     $ 1,321,329
                                                   ========     ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                        Dollar
Ended July 31, 1999                                  Shares        Amount
--------------------------------------------------------------------------------
Shares sold.........................                180,075     $ 1,866,875
Shares issued to shareholders
in reinvestment of dividends                         24,067         247,826
                                                   --------     -----------
Total issued........................                204,142       2,114,701
Shares redeemed.....................               (396,455)     (4,084,167)
                                                   --------     -----------
Net decrease........................               (192,313)    $(1,969,466)
                                                   ========     ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                  Dollar
Ended January 31, 2000                               Shares        Amount
--------------------------------------------------------------------------------
Shares sold.........................                129,383     $ 1,219,956
Shares issued to shareholders
in reinvestment of dividends                         41,140         386,827
                                                   --------     -----------
Total issued........................                170,523       1,606,783
Automatic conversion
of shares...........................                 (7,274)        (69,738)
Shares redeemed.....................               (792,303)     (7,486,385)
                                                   --------     -----------
Net decrease........................               (629,054)    $(5,949,340)
                                                   ========     ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                        Dollar
Ended July 31, 1999                                  Shares        Amount
--------------------------------------------------------------------------------
Shares sold.........................                628,886     $  6,491,705
Shares issued to shareholders
in reinvestment of dividends                         84,862          873,290
Total issued........................                713,748        7,364,995
                                                 ----------     ------------
Automatic conversion
of shares...........................                (11,568)        (117,500)
Shares redeemed.....................             (1,224,642)     (12,574,959)
                                                 ----------     ------------
Net decrease........................               (522,462)    $ (5,327,464)
                                                 ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                  Dollar
Ended January 31, 2000                               Shares        Amount
--------------------------------------------------------------------------------
Shares sold.........................                 54,981     $   522,990
Shares issued to shareholders
in reinvestment of dividends                          6,625          62,254
                                                   --------     -----------
Total issued........................                 61,606         585,244
Shares redeemed.....................               (106,036)     (1,001,666)
                                                   --------     -----------
Net decrease........................                (44,430)    $  (416,422)
                                                   ========     ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                        Dollar
Ended July 31, 1999                                  Shares        Amount
--------------------------------------------------------------------------------
Shares sold.........................                194,056     $2,009,738
Shares issued to shareholders
in reinvestment of dividends                         10,706        110,045
                                                    -------     ----------
Total issued........................                204,762      2,119,783
Shares redeemed.....................                (77,674)      (795,204)
                                                    -------     ----------
Net increase........................                127,088     $1,324,579
                                                    =======     ==========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                  Dollar
Ended January 31, 2000                               Shares        Amount
--------------------------------------------------------------------------------
Shares sold.........................                 36,770     $   347,850
Automatic conversion
of shares...........................                  7,279          69,738
Shares issued to shareholders
in reinvestment of dividends                          6,487          61,031
                                                   --------     -----------
Total issued........................                 50,536         478,619
Shares redeemed.....................               (229,818)     (2,146,856)
                                                   --------     -----------
Net decrease........................               (179,282)    $(1,668,237)
                                                   ========     ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                        Dollar
Ended July 31, 1999                                  Shares        Amount
--------------------------------------------------------------------------------
Shares sold.........................                135,821     $1,410,405
Automatic conversion
of shares...........................                 11,575        117,500
Shares issued to shareholders
in reinvestment of dividends                         12,826        131,764
                                                    -------     ----------
Total issued........................                160,222      1,659,669
Shares redeemed.....................                (93,734)      (963,502)
                                                    -------     ----------
Net increase........................                 66,488     $  696,167
                                                    =======     ==========
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At July 31, 1999, the Fund had a capital loss carryforward of approximately $1,165,000, of which $708,000 expires in 2004 and $457,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Michigan
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #16561--1/00

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